1st Quarter 2015 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION (Unaudited)		DUKE ENERGY OHIO SUPPLEMENT (Unaudited)
3	Consolidating Statements of Operations	24	Consolidating Statements of Operations
5	Consolidating Balance Sheet
NONREGULATED MIDWEST GENERATION DISCONTINUED OPERATIONS SUPPLEMENT (Unaudited)
REGULATED UTILITIES (Unaudited)
7	Consolidating Segment Income	26	Duke Energy Corporation
9	Consolidating Balance Sheet	27	Duke Energy Ohio
11	Operating Statistics (Regulated Utilities)
13	Operating Statistics (Duke Energy Carolinas)
15	Operating Statistics (Duke Energy Progress)
17	Operating Statistics (Duke Energy Florida)
19	Operating Statistics (Duke Energy Ohio - Electric)
21	Operating Statistics (Duke Energy Ohio - Natural Gas)
22	Operating Statistics (Duke Energy Indiana)

DUKE ENERGY CORPORATION
Consolidating Statement of Operations
(Unaudited)

	Three Months Ended March 31, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Power (a)	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,490	$—	$—	$1	$(34)	$5,457
Nonregulated electric, natural gas and other	—	273	73	26	5	377
Regulated natural gas	233	—	—	—	(2)	231
Total operating revenues	5,723	273	73	27	(31)	6,065
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,941	—	—	—	—	1,941
Fuel used in electric generation and purchased power - nonregulated	—	90	14	—	—	104
Cost of natural gas and other	97	14	—	—	—	111
Operation, maintenance and other	1,320	78	46	11	(29)	1,426
Depreciation and amortization	698	23	24	32	—	777
Property and other taxes	249	2	5	7	1	264
Total operating expenses	4,305	207	89	50	(28)	4,623
Gains on Sales of Other Assets and Other, Net	7	—	—	7	—	14
Operating Income (Loss)	1,425	66	(16)	(16)	(3)	1,456
Other Income and Expenses	72	14	2	1	(2)	87
Interest Expense	275	23	12	97	(4)	403
Income (Loss) from Continuing Operations Before Income Taxes	1,222	57	(26)	(112)	(1)	1,140
Income Tax Expense (Benefit)	448	20	(27)	(77)	—	364
Income (Loss) from Continuing Operations	774	37	1	(35)	(1)	776
Less: Net Income Attributable to Noncontrolling Interest	—	1	—	2	—	3
Segment Income / Net Expense	$774	$36	$1	$(37)	$(1)	$773
Income from Discontinued Operations, Net of Tax(b)						91
Net Income Attributable to Duke Energy Corporation						$864

(a)
Commercial Power includes Duke Energy's renewables portfolio, Ohio Valley Electric Corporations (OVEC), Beckjord Steam Station, costs related to MISO Transmission Expansion Project (MTEP) and Regional Transmission Expansion Plan (RTEP), and corporate allocations that were not classified as discontinued operations.

(b)	See page 26 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

DUKE ENERGY CORPORATION
Consolidating Statement of Operations
(Unaudited)

	Three Months Ended March 31, 2014(a)
(in millions)	Regulated Utilities	International Energy	Commercial Power (b)	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,583	$—	$—	$(3)	$(30)	$5,550
Nonregulated electric, natural gas and other	—	382	81	28	—	491
Regulated natural gas	222	—	—	—	—	222
Total operating revenues	5,805	382	81	25	(30)	6,263
Operating Expenses
Fuel used in electric generation and purchased power - regulated	2,000	—	—	—	—	2,000
Fuel used in electric generation and purchased power - nonregulated	—	107	13	16	—	136
Cost of natural gas and other	100	16	—	—	—	116
Operation, maintenance and other	1,306	83	50	38	(28)	1,449
Depreciation and amortization	677	23	27	28	—	755
Property and other taxes	343	2	4	1	—	350
Impairment charges(c)	1	—	94	1	—	96
Total operating expenses	4,427	231	188	84	(28)	4,902
Gains on Sales of Other Assets and Other, Net	1	—	—	—	—	1
Operating Income (Loss)	1,379	151	(107)	(59)	(2)	1,362
Other Income and Expenses	69	57	5	6	(6)	131
Interest Expense	270	23	14	103	(6)	404
Income (Loss) from Continuing Operations Before Income Taxes	1,178	185	(116)	(156)	(2)	1,089
Income Tax Expense (Benefit)	441	51	(84)	(69)	—	339
Income (Loss) from Continuing Operations	737	134	(32)	(87)	(2)	750
Less: Net Income Attributable to Noncontrolling Interest	—	4	—	—	—	4
Segment Income (Loss) / Net Expense	$737	$130	$(32)	$(87)	$(2)	$746
Loss from Discontinued Operations, Net of Tax(d)						(843)
Net Loss Attributable to Duke Energy Corporation						$(97)

(a)	Reflects reclassifications due to the impact of discontinued operations.

(b)
Commercial Power includes Duke Energy's renewables portfolio, OVEC, Beckjord Steam Station, costs related to MTEP and RTEP, and corporate allocations that were not classified as discontinued operations.

(c)	The amount for Commercial Power include an impairment taken related to OVEC.

(d)	See page 26 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

DUKE ENERGY CORPORATION
Consolidating Balance Sheet - Assets
(Unaudited)

	March 31, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$113	$1,725	$5	$978	$—	$2,821
Receivables, net	418	165	—	180	(13)	750
Restricted receivables of variable interest entities, net	1,977	—	18	21	—	2,016
Receivables from affiliated companies	105	110	523	12,965	(13,703)	—
Notes receivable from affiliated companies	958	—	—	340	(1,298)	—
Inventory	3,311	68	5	29	—	3,413
Assets held for sale	—	—	354	—	—	354
Regulatory assets	893	—	—	67	—	960
Other	796	34	146	1,087	(55)	2,008
Total current assets	8,571	2,102	1,051	15,667	(15,069)	12,322
Investments and Other Assets
Investments in equity method unconsolidated affiliates	3	51	263	26	—	343
Investments and advances to (from) subsidiaries	74	(21)	(7)	43,033	(43,079)	—
Nuclear decommissioning trust funds	5,576	—	—	—	—	5,576
Goodwill	15,950	291	88	—	—	16,329
Assets held for sale	—	—	2,603	—	—	2,603
Other	1,971	413	81	1,213	(471)	3,207
Total investments and other assets	23,574	734	3,028	44,272	(43,550)	28,058
Property, Plant and Equipment
Cost	98,053	3,074	2,946	1,619	—	105,692
Accumulated depreciation and amortization	(33,222)	(934)	(362)	(882)	—	(35,400)
Generation facilities to be retired, net	9	—	—	—	—	9
Net property, plant and equipment	64,840	2,140	2,584	737	—	70,301
Regulatory Assets and Deferred Debits
Regulatory assets	10,739	—	—	540	—	11,279
Other	101	5	37	39	—	182
Total regulatory assets and deferred debits	10,840	5	37	579	—	11,461
Total Assets	107,825	4,981	6,700	61,255	(58,619)	122,142
Segment reclassifications, intercompany balances and other	(1,183)	(89)	(498)	(57,025)	58,795	—
Reportable Segment Assets	$106,642	$4,892	$6,202	$4,230	$176	$122,142

DUKE ENERGY CORPORATION
Consolidating Balance Sheet - Liabilities and Equity
(Unaudited)

	March 31, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,565	$33	$63	$259	$—	$1,920
Accounts payable to affiliated companies	13,108	5	156	374	(13,643)	—
Notes payable to affiliated companies	46	—	294	958	(1,298)	—
Notes payable and commercial paper	—	—	—	3,790	—	3,790
Taxes accrued	560	1,115	(55)	(1,112)	—	508
Interest accrued	369	23	1	97	—	490
Current maturities of long-term debt	1,927	31	68	774	—	2,800
Liabilities associated with assets held for sale	—	—	146	—	—	146
Regulatory liabilities	235	—	—	—	—	235
Other	1,482	78	44	533	(123)	2,014
Total current liabilities	19,292	1,285	717	5,673	(15,064)	11,903
Long-Term Debt	25,155	898	967	10,153	—	37,173
Notes Payable to Affiliated Companies	475	—	—	—	(475)	—
Deferred Credits and Other Liabilities
Deferred income taxes	14,416	(568)	802	(736)	—	13,914
Investment tax credits	424	—	—	—	—	424
Accrued pension and other post-retirement benefit costs	740	1	—	429	—	1,170
Liabilities associated with assets held for sale	—	—	26	—	—	26
Asset retirement obligations	8,496	2	42	1	—	8,541
Regulatory liabilities	6,178	—	—	59	—	6,237
Other	1,067	70	66	464	—	1,667
Total deferred credits and other liabilities	31,321	(495)	936	217	—	31,979
Equity
Total Duke Energy Corporation shareholders' equity	31,582	3,255	4,080	45,214	(43,080)	41,051
Noncontrolling interests	—	38	—	(2)	—	36
Total equity	31,582	3,293	4,080	45,212	(43,080)	41,087
Total Liabilities and Equity	107,825	4,981	6,700	61,255	(58,619)	122,142
Segment reclassifications, intercompany balances and other	(1,183)	(89)	(498)	(57,025)	58,795	—
Reportable Segment Liabilities and Equity	$106,642	$4,892	$6,202	$4,230	$176	$122,142

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Three Months Ended March 31, 2015
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$1,901	$1,449	$1,086	$339	$788	$(73)	$5,490
Regulated natural gas	—	—	—	233	—	—	233
Total operating revenues	1,901	1,449	1,086	572	788	(73)	5,723
Operating Expenses
Fuel used in electric generation and purchased power - regulated	578	575	457	115	294	(78)	1,941
Cost of natural gas	—	—	—	97	—	—	97
Operation, maintenance and other	476	368	183	112	179	2	1,320
Depreciation and amortization	249	152	134	57	104	2	698
Property and other taxes	70	32	80	70	(1)	(2)	249
Total operating expenses	1,373	1,127	854	451	576	(76)	4,305
Gains on Sales of Other Assets and Other, Net	—	—	—	6	—	1	7
Operating Income	528	322	232	127	212	4	1,425
Other Income and Expenses(a)	42	20	6	3	5	(4)	72
Interest Expense	102	60	49	20	45	(1)	275
Income from Continuing Operations Before Income Taxes	468	282	189	110	172	1	1,222
Income Tax Expense	168	95	73	40	62	10	448
Segment Income	$300	$187	$116	$70	$110	$(9)	$774

(a)
Includes an equity component of allowance for funds used during construction of $24 million for Duke Energy Carolinas, $13 million for Duke Energy Progress, $1 million for Duke Energy Florida, $1 million for Duke Energy Ohio, and $3 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Three Months Ended March 31, 2014 (a)
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$2,000	$1,422	$1,116	$339	$845	$(139)	$5,583
Regulated natural gas	—	—	—	223	—	(1)	222
Total operating revenues	2,000	1,422	1,116	562	845	(140)	5,805
Operating Expenses
Fuel used in electric generation and purchased power - regulated	646	570	470	124	339	(149)	2,000
Cost of natural gas	—	—	—	99	—	1	100
Operation, maintenance and other	465	368	203	106	162	2	1,306
Depreciation and amortization	242	144	132	55	102	2	677
Property and other taxes	104	67	84	66	23	(1)	343
Impairment charges	—	—	1	—	—	—	1
Total operating expenses	1,457	1,149	890	450	626	(145)	4,427
Gains on Sales of Other Assets and Other, Net	—	1	—	—	—	—	1
Operating Income	543	274	226	112	219	5	1,379
Other Income and Expenses (b)	49	9	5	3	7	(4)	69
Interest Expense	101	57	49	20	43	—	270
Income from Continuing Operations Before Income Taxes	491	226	182	95	183	1	1,178
Income Tax Expense	184	83	70	34	67	3	441
Segment Income	$307	$143	$112	$61	$116	$(2)	$737

(a)	Reflects reclassifications due to the impact of discontinued operations.

(b)
Includes an equity component of allowance for funds used during construction of $22 million for Duke Energy Carolinas, $2 million for Duke Energy Progress, $1 million for Duke Energy Ohio, and $4 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Balance Sheet - Assets
(Unaudited)

	March 31, 2015
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments (a)	Regulated Utilities
Current Assets
Cash and cash equivalents	$30	$6	$10	$52	$16	$(1)	$113
Receivables, net	106	49	77	98	83	5	418
Restricted receivables of variable interest entities, net	658	479	301	—	—	539	1,977
Receivables from affiliated companies	91	4	60	91	25	(166)	105
Notes receivable from affiliated companies	755	205	—	40	106	(148)	958
Inventory	1,117	929	614	109	542	—	3,311
Regulatory assets	376	267	124	16	88	22	893
Other	41	99	350	45	240	21	796
Total current assets	3,174	2,038	1,536	451	1,100	272	8,571
Investments and Other Assets
Investments in equity method unconsolidated affiliates	—	1	2	—	—	—	3
Investments and advances to subsidiaries	20	30	2	—	—	22	74
Nuclear decommissioning trust funds	3,118	1,738	720	—	—	—	5,576
Goodwill	—	—	—	920	—	15,030	15,950
Other	996	450	269	32	252	(28)	1,971
Total investments and other assets	4,134	2,219	993	952	252	15,024	23,574
Property, Plant and Equipment
Cost	37,682	24,444	14,613	7,208	13,180	926	98,053
Accumulated depreciation and amortization	(12,935)	(9,162)	(4,545)	(2,264)	(4,314)	(2)	(33,222)
Generation facilities to be retired, net	—	—	—	9	—	—	9
Net property, plant and equipment	24,747	15,282	10,068	4,953	8,866	924	64,840
Regulatory Assets and Deferred Debits
Regulatory assets	2,460	2,814	2,830	447	686	1,502	10,739
Other	46	34	39	8	23	(49)	101
Total regulatory assets and deferred debits	2,506	2,848	2,869	455	709	1,453	10,840
Total Assets	34,561	22,387	15,466	6,811	10,927	17,673	107,825
Segment reclassifications, intercompany balances and other	(181)	(473)	(85)	(29)	35	(450)	(1,183)
Reportable Segment Assets	$34,380	$21,914	$15,381	$6,782	$10,962	$17,223	$106,642

(a)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Consolidating Balance Sheet - Liabilities and Equity
(Unaudited)

	March 31, 2015
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments (a)	Regulated Utilities
Current Liabilities
Accounts payable	$504	$363	$302	$221	$173	$2	$1,565
Accounts payable to affiliated companies	198	183	85	11	2	12,629	13,108
Notes payable to affiliated companies	—	—	192	4	—	(150)	46
Taxes accrued	138	61	126	132	86	17	560
Interest accrued	135	87	68	29	51	(1)	369
Current maturities of long-term debt	506	702	562	56	5	96	1,927
Regulatory liabilities	26	80	45	24	60	—	235
Other	398	359	577	64	88	(4)	1,482
Total current liabilities	1,905	1,835	1,957	541	465	12,589	19,292
Long-Term Debt	8,079	5,255	4,296	1,525	3,636	2,364	25,155
Long-Term Debt Payable to Affiliated Companies	300	—	—	25	150	—	475
Deferred Credits and Other Liabilities
Deferred income taxes	5,919	2,966	2,484	1,351	1,656	40	14,416
Investment tax credits	203	77	—	5	139	—	424
Accrued pension and other post-retirement benefit costs	109	287	254	48	81	(39)	740
Asset retirement obligations	3,460	3,936	803	26	33	238	8,496
Regulatory liabilities	2,730	1,883	529	243	790	3	6,178
Other	640	98	158	90	78	3	1,067
Total deferred credits and other liabilities	13,061	9,247	4,228	1,763	2,777	245	31,321
Equity	11,216	6,050	4,985	2,957	3,899	2,475	31,582
Total Liabilities and Equity	34,561	22,387	15,466	6,811	10,927	17,673	107,825
Segment reclassifications, intercompany balances and other	(181)	(473)	(85)	(29)	35	(450)	(1,183)
Reportable Segment Liabilities and Equity	$34,380	$21,914	$15,381	$6,782	$10,962	$17,223	$106,642

(a)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	20,961	25,665
Nuclear	17,389	16,966
Hydro	495	813
Oil and natural gas	14,271	10,758
Renewable energy	3	3
Total generation (b)	53,119	54,205
Purchased power and net interchange (c)	7,719	7,374
Total sources of energy	60,838	61,579
Less: Line loss and company usage	2,966	3,021
Total GWh Sources	57,872	58,558
Electric Energy Sales (GWh) (d)
Residential	24,030	24,193
General service	18,282	18,147
Industrial	12,264	12,055
Other energy and wholesale	9,671	10,057
Change in unbilled	(1,046)	(584)
Total GWh Sales	63,201	63,868
Owned MW Capacity (a)
Summer	49,739	49,595
Winter	52,994	52,951
Nuclear Capacity Factor (%) (e)	94	95

(a)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$2,550	$2,556
General service	1,493	1,513
Industrial	732	731
Other energy and wholesale (a)	655	656
Change in unbilled	(107)	(40)
Total Revenues	$5,323	$5,416
Average Number of Customers (in thousands)
Residential	6,342	6,265
General service	948	939
Industrial	18	18
Other energy and wholesale	23	23
Total Average Number of Customers	7,331	7,245

(a)	Net of Joint Dispatch Agreement intercompany sales.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	7,835	10,285
Nuclear	11,316	11,406
Hydro	257	500
Oil and natural gas	2,233	1,345
Renewable energy	3	3
Total generation (b)	21,644	23,539
Purchased power and net interchange (c)	2,122	1,515
Total sources of energy	23,766	25,054
Less: Line loss and company usage	1,298	1,361
Total GWh Sources	22,468	23,693
Electric Energy Sales (GWh) (d)
Residential	8,478	8,564
General service	6,859	6,781
Industrial	5,075	4,914
Other energy and wholesale	2,545	3,615
Change in unbilled	(489)	(181)
Total GWh Sales	22,468	23,693
Owned MW Capacity (a)
Summer	19,645	19,770
Winter	20,357	20,496
Nuclear Capacity Factor (%) (e)	95	101

(a)	Statistics reflect Duke Energy Carolinas' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$878	$883
General service	533	541
Industrial	288	276
Other energy and wholesale	160	240
Change in unbilled	(42)	(14)
Total Revenues	$1,817	$1,926
Average Number of Customers (in thousands)
Residential	2,109	2,082
General service	343	340
Industrial	6	7
Other energy and wholesale	15	14
Total Average Number of Customers	2,473	2,443

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	4,004	4,877
Nuclear	6,073	5,560
Hydro	182	254
Oil and natural gas	5,821	3,877
Total generation (b)	16,080	14,568
Purchased power and net interchange (c)	1,514	2,279
Total sources of energy	17,594	16,847
Less: Line loss and company usage	829	686
Total GWh Sources	16,765	16,161
Electric Energy Sales (GWh) (d)
Residential	5,767	5,580
General service	3,749	3,641
Industrial	2,437	2,381
Other energy and wholesale	5,253	4,556
Change in unbilled	(441)	3
Total GWh Sales	16,765	16,161
Owned MW Capacity (a)
Summer	12,222	12,221
Winter	13,319	13,334
Nuclear Capacity Factor (%) (e)	92	85

(a)	Statistics reflect Duke Energy Progress' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$593	$563
General service	326	315
Industrial	159	157
Other energy and wholesale	351	350
Change in unbilled	(26)	1
Total Revenues	$1,403	$1,386
Average Number of Customers (in thousands)
Residential	1,269	1,252
General service	224	222
Industrial	4	4
Other energy and wholesale	2	2
Total Average Number of Customers	1,499	1,480

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	2,153	2,739
Oil and natural gas	5,483	5,269
Total generation (b)	7,636	8,008
Purchased power and net interchange (c)	1,384	1,064
Total sources of energy	9,020	9,072
Less: Line loss and company usage	547	411
Total GWh Sources	8,473	8,661
Electric Energy Sales (GWh) (d)
Residential	4,104	4,051
General service	3,235	3,248
Industrial	760	801
Other energy and wholesale	260	422
Change in unbilled	114	139
Total GWh Sales	8,473	8,661
Owned MW Capacity (a)
Summer	9,154	9,072
Winter	10,120	10,109

(a)	Statistics reflect Duke Energy Florida's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$556	$560
General service	335	348
Industrial	69	74
Other energy and wholesale	126	113
Change in unbilled	(9)	14
Total Revenues	$1,077	$1,109
Average Number of Customers (in thousands)
Residential	1,516	1,492
General service	193	191
Industrial	2	2
Other energy and wholesale	2	2
Total Average Number of Customers	1,713	1,687

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	1,220	787
Natural gas	20	17
Total generation (b)	1,240	804
Purchased power and net interchange (c)	285	475
Total sources of energy	1,525	1,279
Less: Line loss and company usage	87	110
Total GWh Sources	1,438	1,169
Electric Energy Sales (GWh) (d)
Residential	2,681	2,779
General service	2,363	2,372
Industrial	1,448	1,436
Other energy and wholesale	408	134
Change in unbilled	(133)	(242)
Total GWh Sales	6,767	6,479
Owned MW Capacity (a)
Summer	1,225	1,039
Winter	1,327	1,141

(a)	Statistics reflect Duke Energy Ohio's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include only Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$202	$204
General service	109	110
Industrial	28	28
Other energy and wholesale	8	10
Change in unbilled	(9)	(14)
Total Revenues	$338	$338
Average Number of Electric Customers (in thousands)
Residential	748	744
General service	87	86
Industrial	3	3
Other energy and wholesale	3	3
Total Average Number of Customers	841	836

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Natural Gas)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
MCF Sales (a)
Residential	22,178,905	23,585,941
General service	13,071,081	13,692,491
Industrial	3,075,861	2,812,830
Other energy and wholesale	6,216,151	6,597,030
Change in unbilled	(353,000)	(2,467,000)
Total MCF Sales	44,188,998	44,221,292
Revenues from Distribution of Natural Gas (in millions)
Residential	$155	$150
General service	67	65
Industrial	10	9
Other energy and wholesale	6	6
Change in unbilled	(4)	(9)
Total Revenues	$234	$221
Average Number of Natural Gas Customers (in thousands)
Residential	478	476
General service	45	45
Industrial	2	2
Total Average Number of Customers	525	523

(a)	Represents non-weather normalized billed sales, with gas delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	5,749	6,977
Hydro	56	59
Natural gas	714	250
Total generation (b)	6,519	7,286
Purchased power and net interchange (c)	2,414	2,041
Total sources of energy	8,933	9,327
Less: Line loss and company usage	205	453
Total GWh Sources	8,728	8,874
Electric Energy Sales (GWh) (d)
Residential	3,000	3,219
General service	2,076	2,105
Industrial	2,544	2,523
Other energy and wholesale	1,205	1,330
Change in unbilled	(97)	(303)
Total GWh Sales	8,728	8,874
Owned MW Capacity (a)
Summer	7,493	7,493
Winter	7,871	7,871

(a)	Statistics reflect Duke Energy Indiana's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$321	$346
General service	190	199
Industrial	188	196
Other energy and wholesale	80	82
Change in unbilled	(21)	(27)
Total Revenues	$758	$796
Average Number of Customers (in thousands)
Residential	700	696
General service	101	100
Industrial	3	3
Other energy and wholesale	1	1
Total Average Number of Customers	805	800

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statement of Operations
(Unaudited)

	Three Months Ended March 31, 2015
	Regulated Utilities		Commercial Power (a)	Other	Duke Energy Ohio
(in millions)	Ohio Transmission& Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$245	$94	$—	$—	$339
Nonregulated electric, natural gas and other	—	—	14	—	14
Regulated natural gas	178	55	—	—	233
Total operating revenues	423	149	14	—	586
Operating Expenses
Fuel used in electric generation and purchased power - regulated	75	40	—	—	115
Fuel used in electric generation and purchased power - nonregulated	—	—	14	—	14
Cost of natural gas and other	69	28	—	—	97
Operation, maintenance and other	77	35	11	5	128
Depreciation and amortization	45	12	—	—	57
Property and other taxes	67	3	2	(2)	70
Total operating expenses	333	118	27	3	481
Gain on Sales of Other Assets and Other, net	6	—	—	—	6
Operating Income (Loss)	96	31	(13)	(3)	111
Other Income and Expenses	2	1	(1)	1	3
Interest Expense	16	4	—	—	20
Income (Loss) Before Income Taxes	82	28	(14)	(2)	94
Income Tax Expense (Benefit)	30	10	(5)	—	35
Segment Income (Loss) / Net Expense	$52	$18	$(9)	$(2)	$59
Income from Discontinued Operations, Net of Tax(b)					90
Net Income					$149

(a)	Commercial Power includes OVEC, Beckjord Steam Station, costs related to MTEP and RTEP, and corporate allocations that were not classified as discontinued operations.

(b)	See page 27 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statement of Operations
(Unaudited)

	Three Months Ended March 31, 2014(a)
	Regulated Utilities		Commercial Power (b)	Other	Duke Energy Ohio
(in millions)	Ohio Transmission & Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$239	$100	$—	$—	$339
Nonregulated electric, natural gas and other	—	—	13	—	13
Regulated natural gas	163	60	—	—	223
Total operating revenues	402	160	13	—	575
Operating Expenses
Fuel used in electric generation and purchased power - regulated	70	54	—	—	124
Fuel used in electric generation and purchased power - nonregulated	—	—	13	—	13
Cost of natural gas and other	66	33	—	—	99
Operation, maintenance and other	72	34	18	3	127
Depreciation and amortization	44	11	2	—	57
Property and other taxes	63	3	1	1	68
Impairment charges(c)	—	—	94	—	94
Total operating expenses	315	135	128	4	582
Operating Income (Loss)	87	25	(115)	(4)	(7)
Other Income and Expenses	2	1	—	—	3
Interest Expense	16	4	—	—	20
Income (Loss) before Income Taxes	73	22	(115)	(4)	(24)
Income Tax Expense (Benefit)	26	8	(41)	(2)	(9)
Segment Income (Loss) / Net Expense	$47	$14	$(74)	$(2)	$(15)
Loss from Discontinued Operations, Net of Tax(d)					(875)
Net Loss					$(890)

(a)	Reflects reclassifications due to the impact of discontinued operations.

(b)	Commercial Power includes OVEC, Beckjord Steam Station, costs related to MTEP and RTEP, and corporate allocations that were not classified as discontinued operations.

(c)	The amount for Commercial Power includes an impairment taken related to OVEC.

(d)	See page 27 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

NONREGULATED MIDWEST GENERATION DISCONTINUED OPERATIONS SUPPLEMENT
Duke Energy Corporation
(Unaudited)

	Three Months Ended March 31,
(in millions)	2015	2014
Operating Revenues	$543	$368
Operating Expenses
Fuel used in electric generation and purchased power - nonregulated	282	280
Cost of coal and other	4	6
Operation, maintenance and other	65	55
Depreciation and amortization	—	35
Property and other taxes	6	8
Impairment charges(a)	43	1,287
Total operating expenses	400	1,671
Gains on Sales of Other Assets and Other, net	4	—
Income (Loss) before Income Taxes	147	(1,303)
Income Tax Expense (Benefit)	51	(466)
Income (Loss) from the Nonregulated Midwest Generation Disposal Group	$96	$(837)

Note: This schedule is a supplemental presentation of the components of Income (Loss) from Discontinued Operations, net of tax, as presented on pages 3 and 4. The amounts presented relate only to the nonregulated Midwest generation disposal group.

(a)	The first quarter 2015 impairment charge on the nonregulated Midwest generation business primarily relates to changes in the carrying value of mark-to-market positions.

NONREGULATED MIDWEST GENERATION DISCONTINUED OPERATIONS SUPPLEMENT
Duke Energy Ohio
(Unaudited)

	Three Months Ended March 31,
(in millions)	2015	2014
Operating Revenues	$412	$195
Operating Expenses
Fuel used in electric generation and purchased power - nonregulated	160	126
Cost of coal and other	4	2
Operation, maintenance and other	58	53
Depreciation and amortization	—	35
Property and other taxes	6	8
Impairment charges(a)	44	1,323
Total operating expenses	272	1,547
Gains on Sales of Other Assets and Other, net	3	—
Operating Income (Loss)	143	(1,352)
Interest Expense	3	2
Income (Loss) before Income Taxes	140	(1,354)
Income Tax Expense (Benefit)	50	(479)
Income (Loss) from the Nonregulated Midwest Generation Disposal Group	$90	$(875)

Note: This schedule is a supplemental presentation of the components of Income (Loss) from Discontinued Operations, net of tax, as presented on pages 24 and 25. The amounts presented relate only to the nonregulated Midwest generation disposal group.

(a)	The first quarter 2015 impairment charge on the nonregulated Midwest generation business primarily relates to changes in the carrying value of mark-to-market positions.